Exhibit 99.2

1 Bank of Florida Corp. Community Bank Investor Presentation Keefe, Bruyette & Woods Conference July 31- August 2, 2007 Financial Data at June 30, 2007 Valuation at July 20, 2007 2 Statements contained in this presentation which are not historical facts are forward-looking statements as that item is defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from estimated results. Such risks and uncertainties are detailed in the Company’s filings with the Securities and Exchange Commission. Forward-Looking Statements

3 Mission Statement To be the “Bank of Choice” for businesses, professionals and individuals with desire for relationship-driven financial solutions. Business owners  Entrepreneurs  Executives  Professionals (doctors, attorneys, accountants)  Professional Associations  Businesses  Wealthy families and individuals  Foundations and estates 4  Experienced management team  Premier Florida markets  Demonstrated high growth  Excellent asset quality  Competitive advantage as emerging Super Community Bank  Earnings momentum (9 consecutive rising quarters)  Compelling valuation Bank of Florida’s Story

5 Current Company Highlights  5th largest publicly-traded bank holding company headquartered in Florida based on total assets; 4th largest based on market capitalization  Independent community banks with local Boards of Directors and separate charters in major MSA markets  Full-service commercial banking delivered in a private banking environment with limited branching  Primary focus is lending on commercial real estate properties in the $1-$15 million range; increased attention being given to commercial & industrial lending  Attractive commercial construction projects have been replacing the decline in condominium projects, now 29% of our construction portfolio (including condo conversions)  Comprehensive suite of products and services, especially cash management  Integrated wealth management strategy through Bank of Florida Trust Company 6 $431 $403 $60 $161 $315 Southwest (Naples), Opened August 1999 Old Florida Bankshares, Inc., April 2007 (Merged into Southwest) Southeast (Fort Lauderdale), Opened July 2002 Palm Beach County Division, Opened October 2004 Tampa Bay, Opened November 2004 Bank Affiliates $ in millions June 30, 2007 Total Assets (including Old Florida Acquisition): $1.28 billion Note: Parent Company assets/eliminations not shown

7 60% 4% 17% 19% Professionals Retirees Foundations Officers/Directors Trust Company Affiliate By Dollars of Assets Under Advice as of June 30, 2007 Opened August 2000 Assets Under Advice: $511 Million 8 Market Expansion Opportunities Current Markets (9 Locations) 2007 Expansion Markets (5 Locations)  Strategic Acquisition Old Florida Bankshares, Inc. 4 Banking Centers: April 2007 (Collier/Lee Counties)  Tampa Bay Expansion Clearwater: Q3 2007 (Pinellas County)

9 Bristol Bank Consolidation  Successfully closed this $90 million-asset acquisition – BOFL’s first – on August 25, 2006, building Bank of Florida – Southeast’s franchise to over $350 million in assets at that time  Operational conversion fully complete, building valuable team skills for Old Florida operational conversion in 3Q‘07  Implemented in excess of $800,000 in annualized cost savings during 4Q’06  New Market CEO in place with extensive experience in the Miami-Dade County market  Total assets now exceed $110 million, including planned growth in C&I lending and commercial deposit accounts 10 Old Florida Bankshares Acquisition  Cultural Fit - Decentralized decision-making, responsive customer service, quality management team  Strategic Fit - In-market transaction, increasing the combined deposit market share in two of Florida’s top markets - Ft. Myers and Naples - making Bank of Florida - Southwest the second largest community bank in that market place  Financial Fit - Immediately accretive to EPS when transaction closed in second quarter 2007  Leadership - Larry Johnson, former President & CEO of Old Florida Bank, will serve as Market President for Lee County  Commercial Real Estate and Construction Focus - Matches BOFL’s core competencies, with opportunity to diversify via leveraging our new C&I team continued

# Old Florida Bankshares Acquisition cont'd

- **Historically Strong Asset Quality** - Lenders and many borrowers already well known to BOFL's lending team
- **Deposit Mix** - Opportunity to leverage BOFL's cash management capabilities
- **Superior Core Data Processing System** - Conversion of BOFL's existing affiliates to Old Florida's Jack Henry "Silverlake" platform took place in July '07, with expected improvement in operational productivity company-wide and expansion of our cash management product suite; will consolidate to Old Florida's 16,000 square foot operations center
- **Old Florida's Customer Base** - New opportunity for BOF Trust Company's wealth management services
- **Combined Company totals nearly $1.3 billion in Assets** - $210+ million in market cap, increasing liquidity and visibility

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# Corporate Management Team

| | Years with BOFL | Years of Banking Experience | Years of In-Market Experience | Prior Affiliations |
|---|---|---|---|---|
| ***Michael L. McMullan***<br>President & Chief Executive Officer | 8 | 30 | 16 | Bank of America, NationsBank |
| ***John B. James***<br>Sr. EVP, Sr. Advisor to CEO | 8 | 39 | 17 | Bank of America, NationsBank, C&S Banks |
| ***Tracy L. Keegan***<br>EVP, Chief Financial Officer | 2 | 22 | 2 | The Bankers Bank of Georgia, The Prudential Bank & Trust Co. |
| ***Craig D. Sherman***<br>EVP, Chief Lending Officer | 8 | 27 | 27 | NationsBank, SouthTrust, National Bank of Lee County |
| ***John S. Chaperon***<br>EVP, Director of Corporate Risk Management | 6 | 37 | 37 | Gateway American Bank, Union Bank of Florida |
| ***Peter Setaro***<br>EVP, Director of Operations & Technology | Hired 1/16/07 | 22 | 22 | Old Florida Bank, First National Bank of Florida |

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# Boards of Directors

**BANK OF FLORIDA CORP.**

Michael Putziger, Chairman
Donald Barber
Joe Cox
Wayne Huizenga, Jr.
John James
LaVonne Johnson
**Edward Kaloust**
Michael McMullan
Harry Moon, M.D.
Pierce Neese
Ramon Rodriguez
Terry Stiles
Earl Frye, Chairman Emeritus

**Bank of Florida Trust Company**
**Chairman**
Joe Cox, Esq.

Julie Husler
John James
Ed Kaloust
Doug Kniskern, Esq.
Harry Moon, M.D.
Christopher Roden
Martin Wasmer

**Bank of Florida - Southwest**
**Chairman**
Edward Morton

Donald Barber
Russell Budd
Thomas Cook, M.D.
Joe Cox, Esq.
James Guerra, M.D.
Stanley Hole
Lavonne Johnson
Michael Putziger
Polly Rogers
Craig Sherman
Craig Timmins
Bernard Turner
Martin Wasmer

**Bank of Florida - Southeast**
**Chairman**
Harry Moon, M.D.

Charles Cross, Jr.
Jorge Garcia
Steve Hudson
Keith Koenig
Mark Manitz
Mark McCormick
Kaye Pearson
Christopher Roden
Terry Stiles
Robert Yanno

**Bank of Florida - Tampa Bay**
**Chairman**
Edward Kaloust

Bradford Douglas
Ignacio Ferras
Hon. Sam Gibbons
Roy Hellwege
H. Wingfield Hughes
Michael McMullan
R. Searing Merrill
Mary Ann Reilly
David Shear
Robert Shuck
Holly Tomlin
Edward Zbella

**Bank of Florida in Palm Beach County**
**Chairman**
Jorge Garcia

Jan Carlsson
Charles Cross, Jr.
P. Rodney Cunningham
Timothy Devlin
Charles Krauser
Thomas Laird
Betty Masi
Howard McCall, Jr.
William McKay

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# Operating Leverage


Lee County
Broward County
Collier County
Miami-Dade County
Pinellas County
Palm Beach County
Hillsborough County
Naples
Fort Lauderdale
Tampa Bay
Palm Beach County
Marketing
Credit
Finance
Mortgage
Trust
Compliance
Loan Operations
HR
Deposit Operations
Investor Relations
Executive Management Team
Board of Directors

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15 The Desirable Florida Market  Florida created the highest number of new jobs of all states in the nation  Florida had the fastest job growth rate and the lowest unemployment rate of the ten most populous states  Florida ranks among the top 10 "Best States for Business" in the first-ever rankings by Forbes.com  Florida is one of just four states to boast "net in-migration" (more people moving into the state than leaving)  Miami-Ft. Lauderdale ranked in the top 10 for best metropolitan areas for small businesses by BizJournals.com  Nineteen Florida cities and seven Florida counties made Entrepreneur Magazine's "Hot Cities for Entrepreneurs" lists.  Florida ranks 4th best state for business in 2006 by Chief Executive Magazine Sources: Florida Research and Economic Database, SNL, eFlorida.com Based on the latest Nationwide data… 16 Market Deposits Collier/Lee Counties $21.4 billion Broward County $36.2 billion Hillsborough/Pinellas Ctys $37.8 billion Palm Beach County $35.5 billion Bank of Florida markets hold more than half of Florida’s total deposits Total Market Deposits $202.8 billion Miami-Dade County $71.9 billion Florida’s Total Deposits $364.4 billion Source: Florida Bankers Association as of 12/31/06 The Right Markets

17 County Demographics Escambia Santa Rosa Okaloosa Walton Holmes Washington Bay Calhoun Gulf Liberty Jackson Gadsden Franklin Wakulla Leon Jefferson Taylor Madison Dixie Lafayette Suwannee Hamilton Columbia Gilchrist Levy Citrus Marion Alachua Union Baker Bradford Clay Duval Nassau St. Johns Putnam Flagler Volusia Lake Seminole Orange Sumter Hernando Pasco Pinellas Hillsborough Manatee Sarasota Charlotte Lee Collier Monroe Dade Broward Palm Beach Hendry Glades Martin St. Lucie Okeechobee Highlands De Soto Hardee Polk Osceola Indian River Brevard Miles 0 30 60 High Growth County Medium Growth County Based on Projected Economic Indicator Change ’05-’10* Low Growth County Indicates counties in which BOFL currently has branches Indicates counties in which BOFL will expand in 2007 *Projected Economic Indicator Change measures prospective wealth creation, using changes in population and median household income 18 Financial Highlights Financial Data at June 30, 2007 Valuation at July 20, 2007

19 Asset Growth $145,000 $223,000 $421,000 $570,000 $883,000 $756,000 $1,281,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 $1,400,000 2002 2003 2004 2005 2006 June 30, 2007 June 30, 2007 CAGR of 63% 69%* $ in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 31% excl. Bristol Bank and Old Florida Acquisitions 20 Loan Growth $106,000 $200,000 $326,000 $486,000 $784,000 $607,000 $1,106,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 $1,200,000 2002 2003 2004 2005 2006 June 30, 2006 June 30, 2007 CAGR of 63% 82%* $ in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 36% excl. Bristol Bank and Old Florida Acquisitions

21 Loan Mix 100% $1,106,000 Total Loans 82% $908,000 Total Commercial-Related 1% $16,000 Consumer Loans 4% $43,000 Home Equity/Consumer LOC 13% $140,000 Residential Lending 1-4 Family 7% $78,000 Commercial & Industrial 18% $196,000 Land (Commercial & Residential Development) 24% $264,000 Commercial Real Estate–Construction 33% $369,000 Commercial Real Estate- Permanent Outstandings as of June 30, 2007 Loan Mix ($ in 000’s) 22 Commercial Real Estate Portfolio No high-rise condominium participation 46% of commercial real estate loans are owner-occupied properties Data as of 6/30/07 39% 16% 17% 5% 5% 2% 16% Office - 39% Retail - 16% Industrial & Warehouse - 17% Hotel - 5% Multi- Family - 5% Restaurant - 2% Other - 16% Permanent

23 Com’l Real Estate Portfolio (Cont’d) 15% of commercial construction loans are owner-occupied Data as of 6/30/07 24% 23% 7% 17% 3% 4% 3% 3% 16% Office - 24% Retail - 16% Industrial & Warehouse - 3% Hotel - 4% Misc. CRE - 3% Condominium - 23% Condo Conversion - 7% Single Family-Spec. - 17% Single Family-Owner - 3% Construction 24 Strong Asset Quality High growth peers are a selected group of 16 nationwide, growth-oriented commercial banks serving similar demographic markets and utilizing similar business models. Nonperforming Loans / Loans Ratios in % Annual Data as of December 31 0.14 0.13 0.07 0.31 0.39 0.09 0.07 0.18 0.02 0.24 0.20* 0.32 0.00 0.10 0.20 0.30 0.40 2002 2003 2004 2005 2006 June 30, 2007 Bank of Florida Corp. High Growth Peers * 12 of 16 Peers Reporting

25 Strong Asset Quality Net Charge-Offs / Average Loans Ratios in % Annual Data as of December 31 0.10 0.06 0.02 0.04 0.09 0.16 0.01 0.03 0.03 0.02 0.03* 0.11 0.00 0.02 0.04 0.06 0.08 0.10 0.12 0.14 0.16 0.18 2002 2003 2004 2005 2006 LTM June 30, 2007 Bank of Florida Corp. High Growth Peers *12 of 16 Peers Reporting 26 Strong Asset Quality Loan Loss Allowance / Loans Ratios in % Annual Data as of December 31 0.97 0.95 0.85 0.90 0.86 0.78 0.86 0.95 1.00 1.07 0.87* 0.97 0.00 0.20 0.40 0.60 0.80 1.00 1.20 2002 2003 2004 2005 2006 June 30, 2007 Bank of Florida Corp. Florida Peers * All Peers @ March 31, 2007

27 Deposit Growth $63,000 $106,000 $207,000 $301,000 $420,000 $381,000 $581,000 $0 $200,000 $400,000 $600,000 $800,000 $1,000,000 2002 2003 2004 2005 2006 June 30, 2006 June 30, 2007 Core Deposits CDs $129,000 $376,000 $201,000 $594,000 $970,000 $ in 000s CAGR to 12.31.06 (5 years) Annual Data as of December 31 *Up 10% excl. Bristol Bank and Old Florida Acquisitions CAGR of 61% Core Deposit CAGR of 80% 64%* 52% Core $691,000 $495,000 28 Deposit Mix & Funding Sources N/A $25,000 Federal Home Loan Bank – On-Balance-Sheet Hedge 88% 69% 31% 9% $302,900 $86,600 Certificates of Deposits – Local Certificates of Deposit – National $193,100 $94,800 Total Other Funding Sources $29,800 0 Correspondent Banks $80,000 0 Federal Home Loan Bank – Collateral Being Identified $83,300 $69,800 Federal Home Loan Bank – General Funding Remainder Available Outstanding Other Funding Sources at 6/30/07 64% 100% $970,300 Total Deposits 52% 60% $508,800 Subtotal Core Deposits 66% 42% $404,100 Money Market & Savings 52% 7% $68,200 NOW 16% 11% $108,500 Noninterest Bearing Growth in Outstandings Since June 30, 2006 June 30, 2007 Mix June 30, 2007 Amount Deposit Mix

29 Growth In Top-Line Revenue $22,830 $0 $10,000 $20,000 $30,000 $40,000 2002 2003 2004 2005 2006 YTD June 30, 2006 YTD June 30, 2007 Noninterest Income (excl. Securities Transactions) Net Interest Income $4,250 $6,900 $11,980 $22,400 $35,400 $ in 000s CAGR to 12.31.06 (5 years) CAGR of 67% vs. 57% CAGR in Noninterest Expense 46% vs. 41 % in Noninterest Expense Top Line Revenue = Net interest income plus noninterest income (excluding net securities gains/losses) Positive Operating Leverage $15,660 30 Trust Company Growth $72,000 $131,000 $202,000 $390,000 $415,000 $384,000 $514,000 $0 $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 2002 2003 2004 2005 2006 June 30, 2006 June 30, 2007 $ in 000s CAGR to 12.31.06 (5 years) Bank of Florida Trust Company Assets Under Advice CAGR of 86% 34%

31 Trust Company Fee Income $ in 000s Annual Data as of December 31 $300 $490 $1,060 $1,550 $2,590 $1,280 $1,440 0 400 800 1,200 1,600 2,000 2,400 2,800 2002 2003 2004 2005 2006 YTD June 30, 2006 YTD Jun 30, 2007 CAGR of 77% 13% 32 Net Interest Margin 4.10% 4.44% 4.46% 4.60% 4.43% 4.42% 4.31% 3.99% 4.25% 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% Q2 05 Q3 05 Q4 05 Q1 06 Q2 06 Q3 06 Q4 06 1Q 07 2Q 07 4.47% 4.27% 4.02% 3.45% 3.21% 2.86% 2.50% 2.35% 4.41% 8.01% 7.96% 7.74% 7.35% 7.05% 6.71% 6.38% 7.95% 8.00% Cost of Interest-Bearing Deposits Yield on Loans

33 Efficiency Ratio 80% 78% 86% 80% 81% 83% 81% 79% 79% 0.00 0.10 0.20 0.30 0.40 0.50 0.60 0.70 0.80 0.90 1.00 1.10 1.20 Q2 05 Q3 05 Q4 05(a) Q1 06 Q2 06 Q3 06 Q4 06(b) Q1 07 Q2 07 (a) Excludes cost of accelerated vesting of options (b) Excludes management reorganization and Palm Beach charter expense 34 Company Valuation Financial Data at June 30, 2007 Valuation at July 20, 2007

35 Raising Capital for the Future 1,165 914 1,000 1,725 915 165 2,875 688 12,725 3,043 $10.00 $10.00 $10.00 $12.50 $15.00 $21.50 $21.75 $15.78 $18.80 $16.90 0 2,000 4,000 6,000 8,000 10,000 12,000 14,000 Aug 1999 Jul 2002 Feb 2003 Jul 2004 Apr 2005 May 2005 (Pref. Stk. Exch.) May 2006 Aug 2006 (Bristol Bank) Apr. 2007 (Old Florida) All Stock Issued Plus Options Exer, Proforma Old Florida Number of Shares $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 Issue Price Shares Issued Offering Price Shares in 000’s Proforma as of June 30, 2007 36 Stock Performance Since IPO Since our IPO in February 2003, BOFL has exceeded the major bank stock index but has fallen behind the recent surge in broader market indices. % increase 84% 39% 91% 69% 0% 20% 40% 60% 80% 100% Nasdaq Bank Stock Index S&P 500 Index Russell 3000 Index BOFL As of 7.20.07 BOFL: $16.90 As of 2.12.03 BOFL: $10.00

37 5.7% 35.5% 11.9% 42.2% 4.7% Ashford Capital Management TimesSquare Capital Management All Other Institutional Investors Parent Company & Affiliated Directors and Executive Officers Retail Shareholders Strong Shareholder Base 6/30/07 Shares outstanding (excl. exercisable options and warrants) = 12,725,000 Source: Thomson Financial – Stock Watch 38 Stock Price Performance – Last Three Years Comparative Stock Performance 60% 80% 100% 120% 140% 160% 180% 200% 7/20/04 1/20/05 7/20/05 1/20/06 7/20/06 1/20/07 7/20/07 BOFL High Growth Comps Florida Comps NASDAQ Bank SNL Bank $500M-$1B SNL Bank $1B-$5B

# Comparative Performance Metrics

| | BOFL | Median High Growth Comps | Median Florida Comps |
|---|---|---|---|
| Valuation @ 7/20/07 | (@ 1Q'07 Financials) | (12 of 16 @ 2Q'07) | (1 of 5 @ 2Q'07) |
| Price / 2008E EPS | 21.1x | 13.8x | 16.5x |
| PEG Ratio | 0.4x | 0.9x | 1.6x |
| Price / Top-Line Revenue | 5.6x | 4.0x | 3.4x |
| Price / Book Value | 119% | 175% | 177% |
| Price / Tangible Book Value | 132% | 247% | 204% |
| 3-Year CAGR | | | |
| EPS | NM | 23% | 10% |
| Loans | 51% | 30% | 22% |
| Deposits | 42% | 23% | 18% |
| Top-Line (Operating) Revenue | 68% | 23% | 16% |

- BOFL trading well below peers on price/book and price/tangible book basis
- P/E ratio compared to expected 3-Year EPS annual growth rate (PEG Ratio) is less than ½ of peer levels (Raymond James is only analyst to provide 3-Year projection)
- 5-Year historical growth for loans, deposits, and top-line revenue is at least 50% higher than peers

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# Financial Targets

| | Actual 2005 (tax adjusted) | Actual 2006 | June 30, 2007 YTD | 2-4 Year Target |
|---|---|---|---|---|
| Net Income (000s) | $690 | $2,319 | $2,105 | |
| Earnings per Share | $0.12 | $0.28 | $0.19 | |
| Asset Growth Rate per Year | 35% | 55% (a) | 69% (b) | 25 – 30% per annum |
| Return on Assets | 0.14% | 0.32% | 0.40% | over 1% |
| Return on Equity | 1.34% | 2.26% | 2.65% | over 13% |
| Return on Tangible Equity | 1.37% | 2.40% | 3.33% | |
| Efficiency Ratio (excl. 1-time items) | 86% | 79% | 79% | less than 65% |

(a) Year ended 12/31/06; up 37% excluding Bristol Bank Acquisitions

(b) 12 months ended 6/30/07; up 13% excluding Bristol Bank and Old Florida Bank Acquisitions

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41 Questions & Answers